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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-56646, 333-53648 and 333-48572) of Tvia, Inc. of
our report dated April 29, 2003, except as to Note 12, which is as of June 18, 2003, relating to the financial statements which appear in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
June 23, 2003